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                                                                 EXHIBIT 10.47.1


                [GE CAPITAL COMMERCIAL FINANCE, INC. LETTERHEAD]

                                  March 8, 2001


Western Digital Corporation
8105 Irvine Center Drive
Irvine, CA 92618
Attn: Mr. Steven M. Slavin
      Vice President, Taxes and Treasurer


        Re: First Amendment to Credit Agreement

Gentlemen:

        Reference is made to (a) the Credit Agreement dated as of September 20, 2000 (including all annexes, exhibits and schedules thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Western Digital Corporation ("Borrower"), the other credit parties party thereto, the lenders from time to time signatory thereto ("Lenders"), General Electric Capital Corporation, as administrative agent for Lenders (in such capacity, "Agent"), and Bank of America, N.A., as documentation agent for Lenders ("Documentation Agent"; Agent and Documentation Agent are collectively referred to as "Co-Agents" and each, a "Co-Agent") and
(b) the open items letter agreement dated September 20, 2000, as amended by the Amendment to Open Items Letter dated as of October 19, 2000 (collectively, the "Open Items Letter"). Capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein.

        Connex intends to form a wholly owned Subsidiary named SANavigator, Inc., a Delaware corporation ("SANavigator"). In connection with the formation of SANavigator, Borrower has requested that Co-Agents and Lenders (a) consent to the formation of SANavigator, (b) amend the definition of "Excluded Subsidiary" in the Credit Agreement to include SANavigator, and (c) amend the Open Items Letter, and Co-Agents and Lenders are willing to do so subject to the terms and conditions of this First Amendment to Credit Agreement ("First Amendment").

        1. Ratification and Incorporation of Credit Agreement. Except as expressly modified under this First Amendment, (a) each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement, and (b) all of the terms and conditions set forth in the Credit Agreement are incorporated herein by this reference as if set forth in full herein.

        2. Consent under Credit Agreement. Pursuant to Section 6.1 of the Credit Agreement, Borrower is prohibited from forming or acquiring or permitting any of its Subsidiaries from forming or acquiring, any Subsidiary (with certain exceptions) unless Co-Agents and Requisite


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March 8, 2001
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Lenders have given their prior written consent thereto. At the request of
Borrower, Co-Agents and Requisite Lenders hereby consent to the formation by Connex of SANavigator.

        3. Amendment to Credit Agreement. The definition of "Excluded Subsidiary" in Annex A of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

        "Excluded Subsidiaries" shall mean Connex, SageTree, Pacifica, Cameo Technologies, Inc, a Delaware corporation formerly known as WDC.NET, Inc., Keen Personal Media, Inc., a Delaware corporation, Keen Personal Technologies, Inc., a Delaware corporation, SANavigator, Inc., a Delaware corporation, and Targets that become "Excluded Subsidiaries" in accordance with the provisions of Section 6.1.

        4. Extension of Deadline for Certain Open Items. At Borrowers' request, Agent agrees to extend the deadline for the occurrence of the Corporation Reorganization under and as defined in the Open Items Letter. Paragraph 10 of the Open Items Letter is deleted in its entirety and the following is substituted therefor:

        10. If the Corporate Reorganization has not occurred on or before May 31, 2001, then (a) the Loan Documents shall be amended to exclude Intera Systems, Inc., a California corporation ("Intera"), and Aristos Logic Corporation, a California corporation ("Aristos"), as Excluded Investments, and (b) Borrower shall pledge its current interests in Intera and Aristos to Agent, for the benefit of Agent and Lenders, in whatever form such interests are in as of May 31, 2001, and deliver to Agent, for the benefit of Agent and Lenders, such current interests accompanied by duly executed instruments of transfer or assignment in blank in accordance with the terms of the Pledge Agreement and shall constitute "Pledged Collateral" thereunder; provided, that prior to May 31, 2001, Borrower shall have no duty whatsoever to preserve the Intera or Aristos investments and may deal with such investments in its sole discretion.

If Borrower fails to comply with the provisions of Paragraph 10 of the Open Items Letter, then such failure shall constitute an Event of Default under the Credit Agreement.

        5. Conditions to Effectiveness. The effectiveness of this First Amendment is subject to satisfaction of each of the following conditions precedent:

            (a) receipt by Co-Agents of a copy of this First Amendment duly executed by Borrower, each of the other Credit Parties, Co-Agents and Requisite Lenders;

            (b) receipt by Co-Agents of a copy of the Second Amendment to Patent, Trademark and Copyright Security Agreement executed by Borrower, Co-Agents and Lenders; and

            (c) the absence of any Defaults or Events of Default.


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Western Digital Corporation
March 8, 2001
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        6. Entire Agreement. This First Amendment, together with the Credit
Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This First Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

        7. Representations and Warranties. Borrower and each other Credit Party hereby represents and warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date or (b) Borrower or such other Credit Party has previously advised Co-Agents in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof. This First Amendment has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding Obligation of such Person, enforceable against such Person in accordance with its terms.

        8. Miscellaneous.

            (a) Counterparts. This First Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment or the Consent by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

            (b) Headings. Section headings used herein are for convenience of reference only, are not part of this First Amendment, and are not to be taken into consideration in interpreting this First Amendment.

            (c) Governing Law. This First Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

            (d) Effect. Upon the effectiveness of this First Amendment, from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

            (e) No Novation. Except as expressly provided in Sections 2, 3 and 4 of this First Amendment, the execution, delivery, and effectiveness of this First Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Co-Agents and Lenders under the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or
(iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements


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March 8, 2001
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contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

            (f) Conflict of Terms. In the event of any inconsistency between the provisions of this First Amendment and any provision of the Credit Agreement or the Open Items Letter, the terms and provisions of this First Amendment shall govern and control.

        9. Reaffirmation by Guarantors. Each Credit Party that is also a Guarantor, by its execution of this First Amendment, consents to the terms hereof and ratifies and reaffirms all of the provisions of the Guaranties.


                  [Remainder of Page Intentionally Left Blank]


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        Please indicate your acknowledgment and agreement to all of the foregoing by executing a copy of this letter where indicated below and returning it to the undersigned.


                                           Very truly yours,

                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as Administrative Agent and a Lender


                                           By: /s/ ROBERT S. YASUDA
                                               ---------------------------------
                                               Robert S. Yasuda
                                               Duly Authorized Signatory


                                           BANK OF AMERICA, N.A.,
                                           as Documentation Agent and a Lender


                                           By: /s/ STEPHEN E. ROSSI
                                               ---------------------------------
                                           Name: Stephen E. Rossi
                                                 -------------------------------
                                           Title: AVP
                                                  ------------------------------

                                           THE CIT GROUP/BUSINESS CREDIT, INC.,
                                           as a Lender


                                           By: /s/ DALE GEORGE
                                               ---------------------------------
                                           Name: Dale George
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------

AGREED TO AND ACCEPTED BY:

WESTERN DIGITAL CORPORATION


By: /s/ STEVEN M. SLAVIN
    ----------------------------------
Name: Steven M. Slavin
      --------------------------------
Title: V.P. Taxes & Treasurer
       -------------------------------


                    [Signatures Continued on Following Page]


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Western Digital Corporation
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WESTERN DIGITAL (U.K.), LTD., a
corporation organized under the laws of
the United Kingdom


By: /s/ MICHAEL A. CORNELIUS
    ----------------------------------
Name: Michael A. Cornelius
      --------------------------------
Title: Director
       -------------------------------


WESTERN DIGITAL (I.S.) LIMITED, a
corporation organized under
the laws of Ireland


By: /s/ MICHAEL A. CORNELIUS
    ----------------------------------
Name: Michael A. Cornelius
      --------------------------------
Title: Director
       -------------------------------



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